Exhibit 99.1

Investor Contact:	Mark Haden
Bunge Limited
914-684-3398
mark.haden@bunge.com

Media Contact:	Susan Burns
Bunge Limited
914-684-3246
susan.burns@bunge.com

Bunge Limited Announces New Share Repurchase Program and Dividends on Common and Preference Shares

•                 Authorizes New $500 Million Share Repurchase Program

•                 Increases Quarterly Dividend on Common Shares

•                 Declares Dividends on Preference Shares

White Plains, NY – May 19, 2015 – Bunge Limited (NYSE:BG) today announced the following actions in accordance with its capital allocation framework.

The company’s Board of Directors has authorized a new program for the repurchase of up to $500 million of Bunge’s common shares. The program has an indefinite term and replaces the previous $975 million repurchase program, which was completed in the first quarter of 2015.

The repurchases may be made from time to time through a variety of means, including in the open market, in privately negotiated transactions or through other means as determined by Bunge, and in compliance with applicable legal requirements.  The timing and number of shares repurchased will depend on a variety of factors, including share price and market conditions, and the program may be suspended or discontinued at any time.

The Board of Directors also approved an increase in the company’s regular quarterly common share cash dividend, from $0.34 to $0.38 per share.  The new dividend is payable on September 2, 2015 to shareholders of record on August 19, 2015.

The company also declared a quarterly cash dividend of $1.21875 per share on its 4.875% cumulative convertible perpetual preference shares, payable on September 1, 2015 to shareholders of record on August 15, 2015.

About Bunge Limited

Bunge Limited (www.bunge.com, NYSE: BG) is a leading global agribusiness and food company operating in over 40 countries with approximately 35,000 employees.  Bunge buys, sells, stores and transports oilseeds and grains to serve customers worldwide; processes oilseeds to make protein meal for animal feed and edible oil products for commercial customers and consumers; produces sugar and ethanol from sugarcane; mills wheat, corn and rice to make ingredients used by food companies; and sells fertilizer in South America.  Founded in 1818, the company is headquartered in White Plains, New York.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could affect our business and financial performance: industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business; fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances; our ability to achieve the efficiencies, savings and other benefits anticipated from our cost reduction, margin improvement and other business optimization initiatives; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

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